DIMENSIONAL ETF TRUST

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
STATEMENT OF ADDITIONAL INFORMATION

The purpose of this Supplement is to update the Statement of Additional Information (“SAI”) dated November 10, 2020 for the effective series of the Dimensional ETF Trust (the “Trust”) to incorporate a change to the Board of Trustees of the Trust.  Accordingly, the SAI is revised as follows:

1.	Edward P. Lazear no longer serves as Trustee of the Trust. Therefore, all references to Mr. Lazear are hereby removed.

The date of this Supplement is December 3, 2020